                                                                  EXHIBIT 23.4







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 (File No. 333-18433) of our report dated February 2, 1996, on our audit of the financial statements of Houghton Acquisition Corporation d/b/a Hutchinson Foundry Products Company. We also consent to the reference to our firm under the caption "Experts".

/s/ Coopers & Lybrand L.L.P.

St. Louis, Missouri
January 31, 1997